LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

SEEKING TOTAL RETURN, A COMBINATION OF CAPITAL GROWTH AND INCOME, PRINCIPALLY THROUGH AN INTERNATIONALLY DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES.

KEMPER INTERNATIONAL
RESEARCH FUND

"... the fund was insulated ... by its broad diversification in geographic areas that were more removed from tech-driven downward pressure, including Africa and the Middle East, where market movement tends to be affected more by local fundamentals than external factors. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
10
TERMS TO KNOW
12
LARGEST HOLDINGS
13
GEOGRAPHIC COMPOSITION
14
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
24
NOTES TO FINANCIAL STATEMENTS
28
REPORT OF INDEPENDENT AUDITORS
29
TAX INFORMATION

AT A GLANCE

ABOUT YOUR REPORT
THIS FUND BEGAN OPERATIONS ON 2/14/90 AS THE CLOSED-END GROWTH FUND OF SPAIN. IT CONVERTED TO AN OPEN-END FUND AND EXCHANGED ITS SHARES FOR A SHARES ON 12/11/98. ON 4/10/00, THE FUND'S MANDATE WAS MODIFIED, ALLOWING FOR INVESTMENT BEYOND THE IBERIAN PENINSULA WHILE RESTRICTING PORTFOLIO HOLDINGS TO THE INVESTMENT ADVISOR'S TOP PICKS. THE FUND'S NAME THEN CHANGED ACCORDINGLY TO KEMPER INTERNATIONAL RESEARCH FUND. ALL CLASSES HAVE THE SAME UNDERLYING PORTFOLIO. PLEASE NOTE THAT RETURNS DEPICTED FOR CLASS A, B AND C SHARES PRIOR TO 4/10/00 ARE DERIVED FROM HISTORICAL PERFORMANCE OF THE FUND WHEN IT WAS LESS DIVERSIFIED, AND ALSO REFLECT PERFORMANCE OF THE CLOSED-END PORTFOLIO FROM 2/14/90 TO 12/11/98, ADJUSTED FOR EXPENSE DIFFERENCES.

 KEMPER INTERNATIONAL RESEARCH FUND
 TOTAL RETURNS
 FOR THE ONE-YEAR PERIOD ENDING OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)
[BAR GRAPH]

                                                  KEMPER INTERNATIONAL        KEMPER INTERNATIONAL         LIPPER GENERAL BOND
KEMPER INTERNATIONAL RESEARCH FUND CLASS A        RESEARCH FUND CLASS B       RESEARCH FUND CLASS C      FUNDS CATEGORY AVERAGE*
------------------------------------------        ---------------------       ---------------------      -----------------------
-1.82                                                     -2.99                       -2.94                       2.70

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT IN INTERNATIONAL AND EMERGING MARKETS SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY, ALL OF WHICH MAY AFFECT THE VOLATILITY OF THE FUND.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    KEMPER INTERNATIONAL
    RESEARCH FUND CLASS A           $13.28     $20.86
 .........................................................
    KEMPER INTERNATIONAL
    RESEARCH FUND CLASS B           $12.94     $20.67
 .........................................................
    KEMPER INTERNATIONAL
    RESEARCH FUND CLASS C           $12.95     $20.67
 .........................................................

 KEMPER INTERNATIONAL RESEARCH FUND
 RANKINGS AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                    CLASS A               CLASS B               CLASS C
 ..................................................................................
    1-YEAR     #438 of 666 funds     #493 of 666 funds     #490 of 666 funds
 ..................................................................................
    5-YEAR      #20 of 288 funds            n/a                   n/a
 ..................................................................................
    10-YEAR     #16 of 52 funds             n/a                   n/a
 ..................................................................................

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR               Source: Morningstar, Inc. as of 10/31/00. The
INTERNATIONAL EQUITY       Morningstar International Equity Style Box(TM)
STYLE BOX]                 placement is based on a fund's price-to-earnings
                           and price-to-cash-flow ratios relative to the
                           MSCI EAFE, as well as the size of the companies
                           in which it invests, or median market
                           capitalization. The style box represents a
                           snapshot of a fund's portfolio on a single day,
                           but it's not exact because a portfolio changes
                           from day to day. A longer-term view is
                           represented by the fund's Morningstar category,
                           which is based on actual investment style as
                           measured by the fund's underlying holdings over
                           the past three years.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[BLOOMFIELD PHOTO]
LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD JOINED THE FIRM IN 1995 AND CURRENTLY SERVES AS STRATEGIST ON SCUDDER KEMPER'S INVESTMENT COMMITTEE. SHE HAS ALSO SERVED AS A RESEARCH ANALYST COVERING SOUTHEAST ASIAN COUNTRIES. BLOOMFIELD HAS EIGHT YEARS OF INVESTMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY.


                             THE ANNUAL PERIOD ENDING OCTOBER 31, 2000, WAS DRAMATIC. FOLLOWING AN IMPRESSIVE RALLY ON THE STRENGTH OF INCREASED GLOBAL GROWTH AND SOARING TECHNOLOGY STOCK PRICES, PERFORMANCE OF INTERNATIONAL MARKETS WAS HIT HARD BY THE "TSUNAMI EFFECT" OF SEVERE U.S. STOCK MARKET VOLATILITY IN THE LATTER HALF OF THE 12-MONTH PERIOD. AGAINST THIS SETTING, SHAREHOLDERS APPROVED A PROPOSAL TO EXPAND THE INVESTMENT MANDATE OF GROWTH FUND OF SPAIN ON APRIL 6, 2000, RESULTING IN A MORE DIVERSIFIED AND ANALYST-DRIVEN PORTFOLIO. THUS, JUST UNDER HALFWAY THROUGH THE ANNUAL PERIOD, THE FUND'S TEAM OF RESEARCH ANALYSTS BEGAN THE EXCITING PROCESS OF RESTRUCTURING THE FUND ACCORDING TO ITS NEW MANDATE. IN THE FOLLOWING SECTION, TEAM COORDINATOR AND LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD EXPLAINS THE ANALYSTS' STRATEGY FOR THE NEW FUND AND INTERPRETS FUND PERFORMANCE SINCE THE CHANGE IN MANDATE.



Q     WHEN AND WHY WAS GROWTH FUND OF SPAIN TRANSFORMED INTO KEMPER
INTERNATIONAL RESEARCH FUND?


A     Growth Fund Of Spain officially became Kemper International Research Fund on April 10, 2000. The change was made primarily due to unrecoverable asset base instability. When the fund converted from the closed-end format to an open-end fund on December 11, 1998, the rash of enthusiastic profit taking that followed -- despite a 2 percent redemption fee -- took its toll. Purchasing and maintaining stocks that would benefit shareholders became increasingly difficult. What's more, the fund's shrinking asset base resulted in disproportionately high expenses for shareholders.

  While the fund's investment objective remains absolutely the same -- to seek long-term capital appreciation -- its policy was greatly changed. Previously, the fund allowed investment only in companies based in the Iberian peninsula. After the conversion, fund managers were given free rein to look for investment opportunities around the globe, except for the United States and Canada. A new, analyst-driven investment process is the foundation for this new freedom. It is our hope that by broadening portfolio diversification, we can improve fund performance and attract new investors, which ultimately should help decrease fund expenses.



Q     WILL YOU EXPLAIN HOW KEMPER INTERNATIONAL RESEARCH FUND'S INVESTMENT
APPROACH HAS CHANGED?


A     While previously the fund was limited to investing in stocks issued by companies located in Spain and Portugal, the new approach broadens the scope of investment opportunity to include all developed and emerging international markets. We use the fund's new benchmark index as a general guide for creating a portfolio that is thoroughly diversified geographically, rebalancing quarterly to reinstate regional neutrality.

  Regional neutrality aside, the fund's investment approach is strictly "bottom up." By that we mean that it is research driven. A bottom-up approach entails a thorough analysis of the fundamental strengths of each stock. Within any given region, the ana-

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

lysts' best ideas with the greatest upside potential are chosen for the portfolio. Normally, the fund will invest at least 65 percent of its total assets in the common stocks of large foreign-based companies. In general, these will have a market capitalization of $1 billion or more. Other investments may include convertible or preferred stocks and investment-grade, or high-quality, bonds.



Q     HOW DO YOU CHOOSE INDIVIDUAL STOCKS IN WHICH TO INVEST?


A     Our research analysts examine each company to determine which have strong balance sheets and effective management in place, among other things. These may be companies that appear to offer the potential for sustainable above-average earnings growth or revenues, as well as those whose stock prices appear to be low with respect to other measures of their worth, such as price-to-earnings ratios.

  Analysts examine the economies and business climates in the countries in which companies are based or in which their products are sold. We're always looking for change and hoping to spot emerging trends that may hurt or benefit whole industries. Therefore, at any given time we may favor securities from different countries and industries, although we do attempt to manage risk by limiting sector bets.

  Finally, analysts rank the stocks according to their projected upside potential. The analysts coordinate to ensure that the most favorable stocks within a region or sector get the largest representation. The goal is to construct a portfolio roster of only the very best stocks, as determined by the entire international and emerging markets analyst team.



Q     WILL YOU EXPLAIN HOW YOUR SELL DISCIPLINE WAS PUT INTO EFFECT DURING THE
TRANSITION PROCESS?


A     Normally we will sell a stock when we believe it has reached fair value, when there is a major change in its fundamentals, or when other investments appear to offer better opportunities. We also will sell a stock to reduce our exposure to a geographic area or industry sector if we believe we have become too heavily weighted. In converting the portfolio, we sold off nearly all the previous holdings, retaining a 3 percent weighting in Spanish stocks. As with any significant portfolio turnover, this move generated substantial capital gains.



Q     MOVING TO THE MARKET ENVIRONMENT, INTERNATIONAL MARKETS PERFORMED WELL
DURING THE FIRST HALF OF THE ANNUAL PERIOD BUT TOOK A WELL-PUBLICIZED TUMBLE THROUGHOUT THE SIX MONTHS SINCE THE SEMIANNUAL REPORT LAST SPRING. WHAT ARE THE FACTORS BEHIND THESE SWINGS?


A     Throughout the latter half of the period, world markets struggled with the faltering euro exchange rate, concerns about rising interest rates and pronounced moves in a narrow group of technology-related stocks. The Japanese market, in which we are presently most heavily weighted, faced fundamental challenges that grew increasingly evident over the past six months. Soft macroeconomic conditions and low levels of consumer confidence were -- and continue to be -- problematic. Ongoing concerns about the sustainability of the country's economic recovery remain a central reason behind this fragile sentiment. Additionally, because larger Japanese tech companies compete in the global marketplace, their stocks were generally correlated with their counterparts in the United States and Europe. As a result, the Japanese market as a whole began to retrace some of its gains. The continued unwinding of domestic cross-shareholdings also had a negative impact on the supply/demand balance in the Japanese equity market.

  European markets were likewise influenced by stock market volatility worldwide. The continued rise in global oil prices and interest rates hurt as well. For much of the first half of the period, European markets experienced an overwhelmingly positive investment environment. Accelerating economic growth, a strong dollar exchange rate and healthy merger-and-acquisition (M&A) activity helped fuel the market during that time. However, this enthusiastic sentiment turned around abruptly as weakness in the U.S. equity market spread and the European Central Bank began to raise interest rates. Valuations proved unsustainable during the second half of the period, particularly among the technology, media and telecommunications sectors (commonly referred to as the megasector TMT). And despite the increasing evidence of solid economic recovery all over the continent, the euro exchange rate continued its negative trend.

  As all the major developed world markets dropped precipitously and suffered extreme, even historic, levels of volatility throughout the latter half of the period, the emerging markets experienced a delayed reaction to the March correction.

PERFORMANCE UPDATE

But by the end of April, concern about rising U.S. interest rates and the potential subsequent slowdown of global growth led to a broad sell-off. As investors sought refuge from risk, they turned away from the emerging markets in a flight to quality. This phenomenon exacerbated existing liquidity problems, which further devastated the emerging markets.



Q     AGAINST THIS BACKDROP, WILL YOU PROVIDE AN OVERVIEW OF FUND PERFORMANCE
DURING THE PERIOD?


A     Because of the major changes to the fund's portfolio, measuring fund performance for the period as a whole is a challenge. Comparing relative performance is even more difficult; no one benchmark provides an appropriate measure. It is important to consider the period as one of transition and to evaluate performance accordingly.

  From November 1, 1999, through March 31, 2000, during which the fund was invested solely in Spanish companies, the fund gained 13.55 percent (Class A shares, unadjusted for any sales charges). This compares with the benchmark IBEX 35, which returned 22.52 percent for the same time period. The IBEX comprises the 35 most actively traded stocks in cash (pesetas) among the securities on the Joint Stock Exchange System, which includes the four Spanish stock exchanges.

  From April 1, 2000, through April 30, 2000, the fund was relatively flat, with a return of 0.85 percent (Class A shares, unadjusted for any sales charges). This compares with a marked loss of 5.67 percent for the fund's new benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East plus Emerging Markets index, or MSCI EAFE+EMF index. There are roughly 45 countries in this index, which tracks performance of stocks in Europe, Japan, the Pacific Rim, Latin America and other emerging markets, including Eastern Europe, the Middle East and Africa. The fund also proved more resilient than Lipper's average broad international fund, which lost 6.31 percent for the month.

  Since then, the fund, now managed per the new mandate, lost 14.27 percent (Class A shares, unadjusted for any sales charges) by the close of the annual period on October 31, 2000. This compares with a 10.25 percent loss posted by the benchmark index and a 10 percent decline in the average international fund as categorized by Lipper, Inc. The performance discrepancy owes largely to the fund's overweight in communication services stocks, particularly telecom operators. Downgraded telecom operators slaughtered the more developed markets over the summer, including Germany, France and the United Kingdom. Such issues, representing a large part of these markets, plummeted on the news of the very high fees extracted from British and German auctions for third-generation licenses. Ericsson, one of the fund's largest holdings, was dealt yet another blow. As the world's leading supplier in the telecommunications and data communications industry, providing advanced communications services for mobile and fixed networks, as well as consumer products, Ericsson announced poor results in its mobile handset division due to a severe component shortage. However, even though there are concerns over the short term, Ericsson remains a formidable global competitor. Ericsson's business is concentrated in mobile infrastructure, where the company reported good results and has a leading global franchise.

  On a more positive note, the fund was insulated from additional damage by its broad diversification in geographic areas that were more removed from tech-driven downward pressure, including Africa and the Middle East, where market movement tends to be affected more by local fundamentals than external factors.



Q     WHAT ARE YOUR EXPECTATIONS FOR THE INVESTMENT ENVIRONMENT IN THE NEAR
FUTURE?


A     Although we employ a bottom-up approach to stock picking, we do consider broader trends unfolding within the global economic environment. At present, the construction of the portfolio reflects some of the key themes we see emerging in the year ahead:

- We expect that U.S. economic growth will slow, resulting in a global soft landing.

- Continental European economic growth should remain strong relative to Japan and the United Kingdom.

- In Japan, the pace and sustainability of economic activity are less predictable. We are maintaining our focus on company-specific issues as main drivers of stock performance. Additions in the past year include real estate companies, which are poised to benefit from regulatory reform and the introduction of a real estate investment trusts market, as well as several companies in the pharmaceutical sector, where we anticipate industry restructuring and where valuations are low relative to their global peers.

                                                              PERFORMANCE UPDATE

- Corporate restructuring should resume its stance as a powerful secular trend, resulting in increased profitability for corporations in Europe, Japan and the Pacific Basin.

- In Latin America, the dominant markets of Mexico and Brazil have made great strides economically and politically and are poised for growth.

- We expect that the explosion in mobile telephony, Internet and personal computer applications will prove sustainable and will result in continued growth in demand for telecommunications infrastructure, content and consumer access devices.

  We see two main risks over the next 12 months. The first is a concerted downturn in the U.S. capital markets, marking the end of a 10-year bull-market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets. The second potential risk is a pickup in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment in the short term. However, we believe that investors who stay in both developed and emerging international markets for the long term will ultimately be rewarded by the important changes that continue to transform overseas economies.

TERMS TO KNOW

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

CONSOLIDATION The reduction in the number of companies in a particular industry, brought about by merger and acquisition activity.

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                   1-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
----------------------------------------------------------------------------------------------------------
    KEMPER INTERNATIONAL RESEARCH FUND
    CLASS A                                        -7.46%   15.52%    10.36%    9.38% (since  2/14/90)
 ..........................................................................................................
    KEMPER INTERNATIONAL RESEARCH FUND
    CLASS B                                        -4.87      N/A       N/A    -7.94  (since 12/14/98)
 ..........................................................................................................
    KEMPER INTERNATIONAL RESEARCH FUND
    CLASS C                                        -2.94      N/A       N/A    -6.96  (since 12/14/98)
 ..........................................................................................................

KEMPER INTERNATIONAL RESEARCH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 2/28/90 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                 RESEARCH FUND CLASS A1      MSCI EAFE EQUITY INDEX+             INDEX++
                                                 ----------------------      -----------------------       -------------------
2/28/90                                                 10000.00                    10000.00                    10000.00
                                                         9063.00                     8572.00                    10453.00
                                                        10520.00                     9643.00                    10773.00
12/31/92                                                 8051.00                     8501.00                    11086.00
                                                        10369.00                    11301.00                    11391.00
                                                        10700.00                    12212.00                    11695.00
                                                        13175.00                    13623.00                    11992.00
12/31/96                                                17421.00                    14489.00                    12391.00
                                                        20960.00                    14788.00                    12602.00
                                                        31546.00                    17794.00                    12805.00
                                                        29897.00                    22652.00                    13148.00
10/31/00                                                26140.00                    19546.00                    13581.00

KEMPER INTERNATIONAL RESEARCH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 12/31/98 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                 RESEARCH FUND CLASS B1      MSCI EAFE EQUITY INDEX+             INDEX++
                                                 ----------------------      -----------------------       -------------------
12/31/98                                                10000.00                    10000.00                    10000.00
                                                         9686.00                     9973.00                    10024.00
                                                         9369.00                     9737.00                    10037.00
                                                         8875.00                    10146.00                    10067.00
                                                         8693.00                    10560.00                    10140.00
                                                         8519.00                    10018.00                    10140.00
                                                         8648.00                    10411.00                    10140.00
                                                         8340.00                    10723.00                    10171.00
                                                         8437.00                    10764.00                    10195.00
                                                         8356.00                    10875.00                    10244.00
                                                         8365.00                    11285.00                    10262.00
                                                         8798.00                    11679.00                    10268.00
12/31/99                                                 8369.00                    12730.00                    10268.00
                                                         8892.00                    11923.00                    10299.00
                                                         8557.00                    12246.00                    10360.00
                                                         9457.00                    12724.00                    10445.00
                                                         9526.00                    12056.00                    10451.00
                                                         9262.00                    11764.00                    10464.00
                                                         9589.00                    12227.00                    10519.00
                                                         9017.00                    11717.00                    10543.00
                                                         9030.00                    11821.00                    10549.00
                                                         8327.00                    11248.00                    10598.00
10/31/00                                                 7871.00                    10984.00                    10606.00

KEMPER INTERNATIONAL RESEARCH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 12/31/98 to 10/31/00
[LINE GRAPH]

                                                  KEMPER INTERNATIONAL                                     U.S. CONSUMER PRICE
                                                 RESEARCH FUND CLASS C1      MSCI EAFE EQUITY INDEX+             INDEX++
                                                 ----------------------      -----------------------       -------------------
12/31/98                                                10000.00                    10000.00                    10000.00
                                                         9686.00                     9973.00                    10024.00
                                                         9372.00                     9737.00                    10037.00
                                                         8878.00                    10146.00                    10067.00
                                                         8692.00                    10560.00                    10140.00
                                                         8518.00                    10018.00                    10140.00
                                                         8647.00                    10411.00                    10140.00
                                                         8344.00                    10723.00                    10171.00
                                                         8437.00                    10764.00                    10195.00
                                                         8356.00                    10875.00                    10244.00
                                                         8365.00                    11285.00                    10262.00
                                                         8602.00                    11679.00                    10268.00
12/31/99                                                 9380.00                    12730.00                    10268.00
                                                         8697.00                    11923.00                    10299.00
                                                         8568.00                    12246.00                    10360.00
                                                         9462.00                    12724.00                    10445.00
                                                         9538.00                    12056.00                    10451.00
                                                         9268.00                    11764.00                    10464.00
                                                         9562.00                    12227.00                    10519.00
                                                         9030.00                    11717.00                    10543.00
                                                         9036.00                    11821.00                    10549.00
                                                         8340.00                    11248.00                    10598.00
10/31/00                                                 8120.00                    10984.00                    10606.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

THE MAXIMUM SALES CHARGE FOR CLASS A
SHARES IS 5.75%. FOR CLASS B SHARES, THE
MAXIMUM CONTINGENT DEFERRED SALES CHARGE
(CDSC) IS 4%. CLASS C SHARES HAVE NO
SALES ADJUSTMENT, BUT REDEMPTIONS WITHIN
ONE YEAR OF PURCHASE MAY BE SUBJECT TO A
CDSC OF 1%.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR MAXIMUM
    APPLICABLE SALES CHARGE FOR CLASS A
    SHARES AND THE CONTINGENT DEFERRED
    SALES CHARGE IN EFFECT AT THE END OF
    THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER INTERNATIONAL
    RESEARCH FUND CLASS A SHARES WITH
    THE MSCI EAFE INDEX, YOU SHOULD ALSO
    NOTE THAT THE FUND'S PERFORMANCE
    REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGE IS REFLECTED IN
    THE PERFORMANCE OF THE INDEX. ON
    4/6/2000, THE FUND CHANGED FROM
    GROWTH FUND OF SPAIN, AN OPEN-END
    EQUITY FUND THAT SOUGHT LONG-TERM
    CAPITAL APPRECIATION BY INVESTING
    PRIMARILY IN THE EQUITY SECURITIES
    OF SPANISH COMPANIES, TO ITS CURRENT
    STRATEGY. THE FUND'S PERFORMANCE
    PRIOR TO THAT DATE WOULD HAVE BEEN
    DIFFERENT HAD THE CURRENT STRATEGY
    BEEN IN EFFECT. THE PERFORMANCE OF
    CLASS A SHARES REFLECTS THE
    PERFORMANCE FROM WHEN THE FUND WAS A
    CLOSED-END FUND KNOWN AS THE GROWTH
    FUND OF SPAIN, INC. (THROUGH
    12/11/98). BECAUSE THE FUND HAD NO
    DAILY SALES OR REDEMPTIONS WHEN IT
    WAS A CLOSED-END FUND, ITS
    PERFORMANCE THEN MAY HAVE BEEN
    DIFFERENT THAN IF IT HAD OPERATED AS
    AN OPEN-END FUND.

 +THE MSCI EAFE INDEX (MORGAN STANLEY
  CAPITAL INTERNATIONAL EUROPE,
  AUSTRALASIA, FAR EAST INDEX) IS AN
  UNMANAGED INDEX GENERALLY ACCEPTED AS
  A BENCHMARK FOR MAJOR OVERSEAS
  MARKETS. SOURCE IS WIESENBERGER(R).

++THE CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE: WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER INTERNATIONAL RESEARCH FUND 10 LARGEST HOLDINGS*
Representing 26 percent of the fund's total common stocks on October 31, 2000.

              HOLDINGS                                           PERCENT
------------------------------------------------------------------------

              VODAFONE AIRTOUCH
1.                                                                 3.9%
------------------------------------------------------------------------

              BANQUE NATIONALE DE PARIS
2.                                                                 3.4%
------------------------------------------------------------------------

              SOCIETE GENERALE
3.                                                                 2.8%
------------------------------------------------------------------------

              DEUTSCHE BANK
4.                                                                 2.7%
------------------------------------------------------------------------

              AVENTIS
5.                                                                 2.6%
------------------------------------------------------------------------

              ERICSSON
6.                                                                 2.3%
------------------------------------------------------------------------

              BANCO INTESA
7.                                                                 2.3%
------------------------------------------------------------------------

              BAE SYSTEMS
8.                                                                 2.3%
------------------------------------------------------------------------

              HEINEKEN HOLDING
9.                                                                 1.9%
------------------------------------------------------------------------

              DAIWA SECURITIES
10.                                                                1.8%
------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF KEMPER INTERNATIONAL RESEARCH FUND*
BASED ON TOTAL COMMON STOCKS AS OF OCTOBER 31, 2000
[BAR GRAPH]

                                                                              ON 10/31/00
                                                                              -----------
Japan                                                                            23.00
United Kingdom                                                                   20.00
France                                                                           13.00
Germany                                                                           6.00
Netherlands                                                                       6.00
Switzerland                                                                       4.00
Korea                                                                             3.00
Finland                                                                           3.00
Hong Kong                                                                         3.00
Spain                                                                             3.00
Other                                                                            16.00

- On 10/31/00

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL RESEARCH FUND
Portfolio of Investments at October 31, 2000

                                                                                            PRINCIPAL
    SHORT-TERM NOTES--5.9%                                                                   AMOUNT         VALUE

    U.S. GOVERNMENT AGENCY
    OBLIGATIONS--5.3%
                                       Federal Home Loan Bank, 6.350%, 11/01/2000**        $ 1,900,000   $ 1,900,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FIXED TIME
    DEPOSITS--0.6%
                                       Chase Euro Time Deposit, 6.438%, 11/01/2000**           221,000       221,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM NOTES
                                       (Cost $2,121,000)                                                   2,121,000
                                       ---------------------------------------------------------------------------------

    COMMON STOCKS--92.9%                                                                     SHARES


    BRAZIL--1.0%
                                       Embratel Participacoes S.A. (ADR)
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             21,300       344,794
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CHINA--0.7%
                                       China Petroleum and Chemical Corp.*
                                           (EXPLORER AND PRODUCER OF OIL AND NATURAL GAS
                                           IN CHINA)                                         1,212,000       237,781
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.8%
                                       Infineon Technologies AG*
                                         (Manufacturer and marketer of semiconductors)           6,800       285,824
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINLAND--2.9%
                                       Nokia Oyj
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             10,000       411,753
                                       Sonera Oyj
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             14,800       326,250
                                       Tietoenator Oyj
                                           (INFORMATION TECHNOLOGY SERVICE COMPANY)             16,000       307,732
                                       ---------------------------------------------------------------------------------
                                                                                                           1,045,735
------------------------------------------------------------------------------------------------------------------------

    FRANCE--12.5%
                                       Aventis S.A.
                                           (MANUFACTURES LIFE SCIENCE PRODUCTS)                 12,800       923,875
                                       Banque Nationale de Paris
                                           (PROVIDER OF BANKING SERVICES)                       14,300     1,233,713
                                       Renault S.A.
                                           (MANUFACTURER OF AUTOMOBILES, BUSES,
                                           INDUSTRIAL AND AGRICULTURAL VEHICLES)                 6,300       313,489
                                       Rhodia S.A.
                                           (MANUFACTURER OF DRUGS AND CHEMICALS PRODUCTS)       13,800       172,727
                                       Societe Generale "A"
                                           (PROVIDER OF FULL BANKING AND FINANCIAL
                                           SERVICES)                                            17,900     1,016,866
                                       Suez Lyonnaise des Eaux S.A.
                                           (DEVELOPER OF WATER AND ELECTRIC UTILITIES)           2,100       320,622
                                       Total Fina ELF S.A. "B"
                                           (EXPLORER, DEVELOPER, PRODUCER, TRANSPORTER
                                           AND MARKETER OF OIL AND NATURAL GAS)                  3,600       515,400
                                       ---------------------------------------------------------------------------------
                                                                                                           4,496,692

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE

    GERMANY--4.9%
                                       Deutsche Bank AG (Registered)
                                           (PROVIDER OF FINANCIAL SERVICES)                     11,600   $   955,464
                                       Deutsche Lufthansa AG
                                           (PROVIDER OF AIRLINE SERVICES)                        8,600       170,153
                                       Metro AG
                                           (OPERATOR OF RETAIL STORES)                           7,500       302,510
                                       Siemens AG
                                           (DEVELOPER OF ELECTRICAL PRODUCTS)                    2,600       331,169
                                       ---------------------------------------------------------------------------------
                                                                                                           1,759,296
------------------------------------------------------------------------------------------------------------------------

    HONG KONG--2.8%
                                       China Mobil (Hong Kong) Limited (ADR)*
                                           (PROVIDES CELLULAR TELECOMMUNICATIONS SERVICES
                                           IN CHINA)                                            16,200       496,125
                                       Legend Holdings Ltd.
                                           (MANUFACTURER OF COMPUTERS AND RELATED
                                           PRODUCTS)                                           276,000       233,580
                                       MTR Corp.*
                                           (PROVIDER OF PUBLIC TRANSPORT SERVICES IN HONG
                                           KONG)                                               182,000       269,548
                                       ---------------------------------------------------------------------------------
                                                                                                             999,253
------------------------------------------------------------------------------------------------------------------------

    HUNGARY--0.6%
                                       Magyar Tavkozlesi Rt (ADR)
                                           (PROVIDER OF TELECOMMUNICATIONS SERVICES)             9,700       227,950
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    INDIA--0.6%
                                       Infosys Technologies Limited
                                           (DEVELOPER OF SOFTWARE)                               1,700       233,750
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ISRAEL--1.0%
                                       Check Point Software Technologies, Ltd.*
                                           (DEVELOPER, MARKETER AND SUPPORTER OF
                                           MANAGEMENT SOLUTIONS FOR ACTIVE NETWORKS)             2,200       348,425
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--2.2%
                                       Banco Intesa SpA
                                           (PROVIDER OF BANKING SERVICES)                      196,400       815,520
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    JAPAN--21.7%
                                       Asahi Glass Co., Ltd.
                                           (MANUFACTURER OF A VARIETY OF GLASS PRODUCTS)        34,000       349,166
                                       Benesse Corp.
                                           (PROVIDER OF EDUCATIONAL SERVICES)                    6,300       346,598
                                       Canon, Inc.
                                           (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                           EQUIPMENT)                                            6,000       238,218
                                       Chugai Pharmaceutical Co., Ltd.
                                           (PHARMACEUTICAL COMPANY)                             10,000       169,815
                                       Daikin Industries, Ltd.
                                           (MANUFACTURER OF AIR CONDITIONING EQUIPMENT)          9,000       174,124
                                       Daiwa Securities Co., Inc.
                                           (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                           SERVICES)                                            59,000       654,053
                                       Matsushita Electric Industrial Co., Ltd.
                                           (MANUFACTURER OF CONSUMER ELECTRONIC PRODUCTS)       16,000       465,065
                                       Matsushita Electric Works, Ltd.
                                           (MANUFACTURER OF BUILDING MATERIALS AND
                                           LIGHTING EQUIPMENT)                                  30,000       353,475
                                       Mitsubishi Corp.
                                           (GENERAL TRADING COMPANY)                            47,000       387,860
                                       Mizuho Holdings, Inc.*
                                           (PROVIDER OF FINANCIAL SERVICES)                         75       576,976
                                       Murata Manufacturing Co., Ltd.
                                           (MANUFACTURER OF CERAMIC APPLIED ELECTRONIC
                                           COMPUTERS)                                            2,000       239,501

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
                                       NEC Corp.
                                           (MANUFACTURER OF TELECOMMUNICATION AND
                                           COMPUTER EQUIPMENT)                                  20,000   $   381,441
                                       NTT Docomo, Inc.
                                           (PROVIDER OF VARIOUS TELECOMMUNICATION
                                           SERVICES AND EQUIPMENT)                                  15       369,980
                                       Nippon Telegraph & Telephone Corp.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)                 39       355,098
                                       Sankyo Co., Ltd.
                                           (PRODUCER OF LEADING ETHICAL DRUG )                   8,000       176,417
                                       Shin-Etsu Chemical Co., Ltd.
                                           (PRODUCER AND DISTRIBUTOR OF SYNTHETIC RESINS
                                           AND CHEMICALS)                                        8,000       328,627
                                       Sony Corp.
                                           (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                           ELECTRONIC EQUIPMENT)                                 5,600       447,754
                                       Sumitomo Electric Industries, Ltd.
                                           (MANUFACTURER OF ELECTRIC WIRES AND CABLES)          20,000       369,521
                                       The Chiba Bank, Ltd.
                                           (PROVIDER OF BANKING SERVICES)                       99,000       411,214
                                       Toyota Motor Corp.
                                           (LEADING MANUFACTURER AND MARKETER OF
                                           DIVERSIFIED AUTOMOTIVE PRODUCTS)                     10,000       399,780
                                       Yamada Denki Co., Ltd.
                                           (SELLS AND REPAIRS CONSUMER ELECTRONIC
                                           EQUIPMENT)                                            5,000       440,125
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                           (MANUFACTURES AND MARKETS A WIDE VARIETY OF
                                           PHARMACEUTICALS)                                      4,000       181,185
                                       ---------------------------------------------------------------------------------
                                                                                                           7,815,993
------------------------------------------------------------------------------------------------------------------------

    KOREA--2.9%
                                       Korea Telecom Corp. (ADR)
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)              6,500       239,688
                                       SK Telecom Co., Ltd.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             19,100       478,694
                                       Samsung Electronics (GDR)
                                           (DIVERSIFIED ELECTRONICS MANUFACTURER)                4,500       333,000
                                       ---------------------------------------------------------------------------------
                                                                                                           1,051,382
------------------------------------------------------------------------------------------------------------------------

    MEXICO--1.6%
                                       Fomento Economico Mexicano, S.A. de C.V. (ADR)
                                           (PRODUCER OF BEER, SOFT DRINKS AND MINERAL
                                           WATER)                                                5,500       210,031
                                       Grupo Televisa S.A. de C.V. (GDR)
                                           (OPERATOR OF ENTERTAINMENT BUSINESSES)                6,600       357,225
                                       ---------------------------------------------------------------------------------
                                                                                                             567,256
------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--5.6%
                                       ABN AMRO Holding N.V.
                                           (PROVIDER OF FINANCIAL SERVICES)                     20,000       463,636
                                       Heineken Holding N.V. "A"
                                           (PRODUCER AND DISTRIBUTOR OF BEERS, SPIRITS,
                                           WINES AND SOFT DRINKS)                               19,300       688,321
                                       KPNQuest NV*
                                           (PROVIDER OF INTERNET SERVICES TO BUSINESSES)         9,600       232,735
                                       Royal Dutch Petroleum Co.
                                           (PETROLEUM COMPANY)                                  10,500       623,145
                                       ---------------------------------------------------------------------------------
                                                                                                           2,007,837
------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--0.7%
                                       Electricidade de Portugal S.A.
                                           (PRODUCER AND DISTRIBUTOR OF ELECTRICAL
                                           ENERGY)                                              92,000       249,990
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE

    RUSSIA--0.5%
                                       Mobile Telesystems*
                                           (PROVIDER OF CELLULAR PHONE SERVICE)                  7,300   $   201,663
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SPAIN--2.4%
                                       Telefonica S.A.*
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             31,500       601,033
                                       Union Electrica Fenosa S.A.
                                           (PRODUCER AND DISTRIBUTOR OF ELECTRICAL
                                           ENERGY)                                              14,500       268,293
                                       ---------------------------------------------------------------------------------
                                                                                                             869,326
------------------------------------------------------------------------------------------------------------------------

    SWEDEN--2.3%
                                       Ericsson LM "B"
                                           (PRODUCER OF ADVANCED SYSTEMS AND PRODUCTS FOR
                                           WIRED AND MOBILE COMMUNICATIONS)                     62,200       827,591
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--4.1%
                                       Credit Suisse Group (Registered)
                                           (PROVIDER OF UNIVERSAL BANKING AND FINANCIAL
                                           SERVICES)                                             1,293       242,415
                                       Nestle S.A. (Registered)
                                           (PRODUCER OF FOOD PRODUCTS)                             261       540,876
                                       Roche Holding AG
                                           (MANUFACTURER OF PHARMACEUTICAL AND CHEMICAL
                                           PRODUCTS)                                                47       429,341
                                       UBS AG (Registered)
                                           (PROVIDER OF BANKING AND ASSET MANAGEMENT
                                           SERVICES)                                             1,916       265,415
                                       ---------------------------------------------------------------------------------
                                                                                                           1,478,047
------------------------------------------------------------------------------------------------------------------------

    TAIWAN--1.1%
                                       Hon Hai Precision Industry Co.
                                           (MANUFACTURER OF ELECTRONIC CONNECTORS AND
                                           CABLE ASSEMBLIES)                                    13,010       149,290
                                       Taiwan Semiconductor Manufacturing Co.*
                                           (MANUFACTURER OF INTEGRATED CIRCUITS)                10,916       247,657
                                       ---------------------------------------------------------------------------------
                                                                                                             396,947
------------------------------------------------------------------------------------------------------------------------

    TURKEY--1.2%
                                       Hurriyet Gazetecilik ve Matbaacilik A.S.
                                           (PUBLISHER OF WEEKLY NEWSPAPERS)                 37,267,500       447,900
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--18.8%
                                       BOC Group PLC
                                           (PRODUCER OF CHEMICAL PRODUCTS)                      17,100       237,917
                                       BP Amoco PLC
                                           (PROVIDER OF OIL INTERNATIONALLY)                    68,900       583,663
                                       Bae Systems PLC
                                           (PRODUCER OF MILITARY AIRCRAFT)                     142,900       810,816
                                       Barclays PLC
                                           (PROVIDER OF COMMERCIAL AND INVESTMENT
                                           BANKING, INSURANCE AND INSURANCE AND OTHER
                                           FINANCIAL SERVICES)                                  17,784       508,270
                                       Cable and Wireless PLC
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             22,900       323,593
                                       Glaxo Wellcome PLC
                                           (DEVELOPER OF PHARMACEUTICAL PRODUCTS)               15,100       434,187
                                       Granada Compass
                                           (PROVIDER OF AN ASSORTMENT OF HOSPITALITY AND
                                           MEDIA SERVICES)                                      43,900       377,928
                                       Granada Media PLC*
                                           (PRODUCER OF TV PROGRAMS, FEATURE FILMS AND
                                           MADE FOR TV MOVIES)                                  48,000       278,961
                                       J Sainsbury PLC
                                           (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                           SUPERMARKETS)                                        49,500       277,815

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
                                       RMC Group PLC
                                           (PRODUCES AND SUPPLIES BUILDING AND
                                           CONSTRUCTION MATERIALS)                              34,400   $   305,118
                                       Railtrack Group PLC
                                           (OPERATOR OF RAILWAY INFRASTRUCTURE)                 14,100       217,839
                                       Reuters Group PLC
                                           (PROVIDER OF INTERNATIONAL NEWS AND
                                           INFORMATION)                                         12,100       235,340
                                       Scottish & Southern Energy
                                           (PRODUCER AND DISTRIBUTOR OF ELECTRICAL
                                           ENERGY)                                              40,100       333,010
                                       SmithKline Beecham PLC
                                           (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                           PRODUCTS)                                            33,500       432,109
                                       Vodafone Group PLC
                                           (PROVIDER OF MOBILE TELECOMMUNICATION
                                           SERVICES)                                           339,500     1,410,918
                                       ---------------------------------------------------------------------------------
                                                                                                           6,767,484
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $37,516,743)                                                 33,476,436
                                       ---------------------------------------------------------------------------------

    PREFERRED STOCKS--1.2%

                                       ProSieben Sat.1 Media AG
                                           (PRODUCER AND BROADCASTER OF TELEVISION
                                           PROGRAMMING, OPERATOR OF INTERACTIVE INTERNET
                                           WEBSITES)
                                       (Cost $530,477)                                          13,600       428,447
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $40,168,220)(a)                                             $36,025,883
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $40,168,220. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $4,142,337. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,631,668 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,774,005.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of October 31, 2000

ASSETS
Investments in securities, at value (cost $40,168,220)          $36,025,883
---------------------------------------------------------------------------
Cash                                                                200,161
---------------------------------------------------------------------------
Foreign currency, at value (cost $1,059)                              1,083
---------------------------------------------------------------------------
Dividend receivable                                                  43,386
---------------------------------------------------------------------------
Interest receivable                                                      40
---------------------------------------------------------------------------
Receivable for Fund shares sold                                         943
---------------------------------------------------------------------------
Foreign taxes recoverable                                           109,844
---------------------------------------------------------------------------
TOTAL ASSETS                                                     36,381,340
---------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                     43,238
---------------------------------------------------------------------------
Accrued management fee                                               22,860
---------------------------------------------------------------------------
Other accrued expenses and payables                                 390,218
---------------------------------------------------------------------------
Total liabilities                                                   456,316
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $35,925,024
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on:
Investments                                                     $(4,142,337)
---------------------------------------------------------------------------
Foreign currency related transactions                               (18,850)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             15,476,591
---------------------------------------------------------------------------
Paid-in-capital                                                  24,609,620
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $35,925,024
---------------------------------------------------------------------------
 NET ASSET VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($35,401,024/2,666,443 shares of capital stock
  outstanding,
  $.01 par value, 33,333,333 number of shares authorized)            $13.28
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $13.28)             $14.09
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($324,466/25,068 shares of capital stock outstanding,
  $.01 par value, 33,333,333 number of shares authorized)            $12.94
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge) per share
  ($199,534/15,407 shares of capital stock outstanding,
  $.01 par value, 33,333,334 number of shares authorized)            $12.95
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended October 31, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $107,100)           $    579,565
----------------------------------------------------------------------------
Interest                                                             342,487
----------------------------------------------------------------------------
Total income                                                         922,052
----------------------------------------------------------------------------
Expenses:
Management fee                                                       355,631
----------------------------------------------------------------------------
Services to shareholders                                              86,906
----------------------------------------------------------------------------
Custodian and accounting fees                                        153,990
----------------------------------------------------------------------------
Distribution services fees                                             3,311
----------------------------------------------------------------------------
Administrative services fees                                         118,543
----------------------------------------------------------------------------
Auditing                                                              68,950
----------------------------------------------------------------------------
Legal                                                                 30,000
----------------------------------------------------------------------------
Trustees' fees and expenses                                           33,500
----------------------------------------------------------------------------
Reports to shareholders                                               97,500
----------------------------------------------------------------------------
Registration fees                                                     42,998
----------------------------------------------------------------------------
Other                                                                 11,942
----------------------------------------------------------------------------
Total expenses, before expense reductions                          1,003,271
----------------------------------------------------------------------------
Expense reductions                                                  (136,410)
----------------------------------------------------------------------------
Total expenses, after expense reductions                             866,861
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                          55,191
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       18,209,451
----------------------------------------------------------------------------
Foreign currency related transactions                               (124,401)
----------------------------------------------------------------------------
                                                                  18,085,050
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (16,684,174)
----------------------------------------------------------------------------
Foreign currency related transactions                                 (1,772)
----------------------------------------------------------------------------
                                                                 (16,685,946)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                         1,399,104
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  1,454,295
----------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED OCTOBER 31,
                                                                ----------------------------------
                                                                    2000                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $     55,191         $     360,978
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               18,085,050           187,809,690
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (16,685,946)         (161,013,241)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         1,454,295            27,157,427
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                                   --            (2,231,590)
--------------------------------------------------------------------------------------------------
Class B                                                                   --                    --
--------------------------------------------------------------------------------------------------
Class C                                                                   --                    --
--------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                          (23,864,396)          (28,432,104)
--------------------------------------------------------------------------------------------------
Class B                                                              (56,041)                   --
--------------------------------------------------------------------------------------------------
Class C                                                              (41,783)                   --
--------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          3,466,227           117,717,382
--------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      6,080,578                    --
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (17,381,956)         (435,069,016)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (7,835,151)         (317,351,634)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (30,343,076)         (320,857,901)
--------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 66,268,100           387,126,001
--------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $49,388 on October 31, 1999)               $ 35,925,024         $  66,268,100
--------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                                                        ELEVEN
                                                                        MONTHS
                                            YEAR ENDED OCTOBER 31,       ENDED         YEAR ENDED NOVEMBER 30,
                                           -------------------------   OCTOBER 31,   ---------------------------
                                           2000(E)         1999          1998         1997      1996      1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $20.86         23.42          19.06      15.67     13.33      12.40
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    .02(a)        .05(a)         .11        .24       .36        .37
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                      .05          (.75)          5.72       4.15      2.69       1.01
----------------------------------------------------------------------------------------------------------------
Total from investment operations                .07          (.70)          5.83       4.39      3.05       1.38
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            --          (.14)          (.11)      (.17)     (.42)      (.45)
----------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  (7.65)        (1.72)         (1.36)      (.83)     (.29)        --
----------------------------------------------------------------------------------------------------------------
Total distributions                           (7.65)        (1.86)         (1.47)     (1.00)     (.71)      (.45)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $13.28         20.86          23.42      19.06     15.67      13.33
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(B)(C)                          (1.82)        (3.38)         32.90**    29.86     24.12      11.62
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                   35,401        66,005        387,126     315,059   263,935   227,997
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.10          1.97           1.43*      1.22      1.25       1.22
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.82          1.96           1.43*      1.22      1.25       1.22
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       .13           .29            .58*      1.29      2.46       2.89
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     135            76             10*        29        45         69
----------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                       YEAR               PERIOD
                                                                      ENDED               ENDED
                                                                     OCTOBER 31,         OCTOBER 31,
                                                                     2000(E)             1999(D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $20.67               22.98
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                          (.15)               (.16)
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                              .07               (2.15)
----------------------------------------------------------------------------------------------------
Total from investment operations                                         (.08)              (2.31)
----------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                           (7.65)                 --
----------------------------------------------------------------------------------------------------
Total distributions                                                     (7.65)                 --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $12.94               20.67
----------------------------------------------------------------------------------------------------
TOTAL RETURN %(B)(C)                                                    (2.99)             (10.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                                324                 151
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          3.71                2.86*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.85                2.84*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.98)               (.84)*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               135                  76*
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                           CLASS C
                                               YEAR               PERIOD
                                              ENDED               ENDED
                                             OCTOBER 31,         OCTOBER 31,
                                             2000(E)             1999(D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $20.67               22.98
--------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                  (.13)               (.14)
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                           .06               (2.17)
--------------------------------------------------------------------------------
Total from investment operations                 (.07)              (2.31)
--------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (7.65)                 --
--------------------------------------------------------------------------------
Total distributions                             (7.65)                 --
--------------------------------------------------------------------------------
Net asset value, end of period                 $12.95               20.67
--------------------------------------------------------------------------------
TOTAL RETURN %(B)(C)                            (2.94)             (10.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)        200                 112
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                              3.40                2.81*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              2.80                2.79*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        (.92)               (.79)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                       135                  76*
--------------------------------------------------------------------------------

*    Annualized
**   Not annualized
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charge.
(c) Total return would have been lower had certain expenses not been waived.
(d)  For the period December 14, 1998 (commencement of Class) to
     October 31, 1999.
(e) On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth Fund of Spain and its investment objective was to seek long-term capital appreciation by investing primarily in equity securities of Spanish companies. Financial information prior to April 6, 2000 should not be considered representative of the present Fund.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper International Research Fund (the "Fund")
                             (formerly Growth Fund of Spain) is a diversified series of Kemper Global/International Series, Inc.
                             (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company organized as a Maryland corporation. Until
                             December 11, 1998, the Fund was organized as a single series of The Growth Fund of Spain, Inc.
                             ("GSP"), a Maryland Corporation and was registered under the 1940 Act as a diversified, closed-end management investment company. Effective December
                             14, 1998, all of the common stock of GSP was exchanged for Class A shares of the Fund and, on December 14, 1998, the Fund commenced a public offering of its Class A, Class B and Class C shares. Prior to April 6, 2000, the Fund was known as Growth Fund of Spain, an open-end non-diversified Series of the corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price or, if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


2    PURCHASE & SALES
     OF SECURITIES           For the year ended October 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $56,828,856

                             Proceeds from sales                      66,748,908

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $355,631 for the year ended October 31, 2000. This was equivalent to an annual effective rate of .75% for the year ended
                             October 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended October 31, 2000 are $652.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended October 31, 2000 are $20,514, after an expense waiver of $543, of which $986 was unpaid at October 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the year ended October 31, 2000 were $75,427 after an expense waiver of $43,116, of which $15,740 was unpaid at October 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $69,868 for the year ended October 31, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred fund accounting fees of $83,554 for the year ended October 31, 2000, of which $13,854 was unpaid at October 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended October 31, 2000, the Fund made no payments to is officers and incurred trustees' fees of $33,500 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                   YEAR ENDED OCTOBER 31,
                                                                          2000                               1999
                                                              ----------------------------      ------------------------------
                                                                SHARES           AMOUNT           SHARES            AMOUNT
                                       SHARES SOLD
                                        Class A                  156,412      $  2,228,210           33,243      $ 117,006,901
                                       ---------------------------------------------------------------------------------------
                                        Class B                   18,445           258,225            7,678            410,654
                                       ---------------------------------------------------------------------------------------
                                        Class C                   69,771           976,396            5,551            299,827
                                       ---------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  469,353         5,982,771               --                 --
                                       ---------------------------------------------------------------------------------------
                                        Class B                    4,034            56,033               --                 --
                                       ---------------------------------------------------------------------------------------
                                        Class C                    3,005            41,774               --                 --
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (1,123,994)      (16,423,819)     (13,399,091)      (435,057,994)
                                       ---------------------------------------------------------------------------------------
                                        Class B                   (4,505)          (64,012)            (500)            (8,084)
                                       ---------------------------------------------------------------------------------------
                                        Class C                  (62,782)         (890,729)            (500)            (2,938)
                                       ---------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      225             3,396               --                 --
                                       ---------------------------------------------------------------------------------------
                                        Class B                     (229)           (3,396)              --                 --
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (7,835,151)                      $(317,351,634)
                                       ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended October 31, 2000, the Fund's custodian and transfer agent fees were reduced by $5,845 and $3,239, respectively, under these arrangements.

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Kemper funds ("the
                             Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants.
                             Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 5 percent of its net assets under this agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERNATIONAL RESEARCH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Research Fund (formerly Growth Fund of Spain), as of October 31, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2000, by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Research Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          December 15, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper International Research Fund paid distributions of $7.65 per share from net long-term capital gains during the year ended October 31, 2000, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Kemper International Research Fund designates $18,800,000 as capital gain dividends for the year ended October 31, 2000.

Kemper International Research Fund paid foreign taxes of $107,101 and earned $107,101 of foreign source income during the year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.04 per share as income earned from foreign sources for the year ended October 31, 2000.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Director                          JOYCE E. CORNELL                  Assistant Secretary
                                  Vice President
KATHRYN L. QUIRK                                                    BRENDA LYONS
Director and Vice President                                         Assistant Treasurer
                                  JOAN R. GREGORY
FRED B. RENWICK                   Vice President
Director
                                  TARA C. KENNEY
JOHN G. WEITHERS                  Vice President
Director
                                  THOMAS W. LITTAUER
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
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unless preceded or accompanied by a
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KIRF-2 (12/22/00) 4868